TRADE ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES	12 Months Ended
Dec. 31, 2013
Receivables [Abstract]
TRADE ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES
TRADE ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

Trade accounts receivable

Trade accounts receivable are presented net of allowances for doubtful debts. The allowance for doubtful trade accounts receivable was $nil at both December 31, 2013 and 2012. Trade accounts receivable at December 31, 2013, represents charter hire outstanding, and includes a balance of $5.0 million due from a charterer which was in dispute, but which has subsequently been received. As at December 31, 2013, the Company has no reason to believe that any amount included in trade accounts receivable will not be recovered through due process or negotiation.

 Other receivables

Other receivables are presented with no allowance for doubtful accounts as of December 31, 2013 and 2012. The total balance at December 31, 2013, includes $50.0 million investment loans relating to the financing of the container vessels CMA CGM Magellan and CMA CGM Corte Real, which are chartered-in by wholly-owned subsidiaries accounted for using the equity method (see Note 16: "Investment in Associated Companies"). These loans were classified as "Loans to others, long-term" at December 31, 2012, but are included in "Other receivables" at December 31, 2013, due to CMA CGM S.A. ("CMA CGM")exercising their options to acquire the vessel owning entities, upon which the loans become repayable. These loans were repaid in the first quarter on 2014. In addition, the total balance at December 31, 2013, includes $24.9 million receivable on the cancellation in December 2013 of the newbuilding contract for a container vessel, which was also received in the first quarter of 2014.